UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2020

Unit Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-9260	73-1283193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8200 South Unit Drive,	Tulsa,	Oklahoma	74132	US
(Address of principal executive offices)			(Zip Code)	(Country)

Registrant’s telephone number, including area code: (918) 493-7700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UNT	NYSE

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) On April 13, 2020, the Audit Committee of the Board of Directors (the “Audit Committee”) of Unit Corporation (“the company”), a Delaware corporation, dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm.

The reports of PwC on the financial statements for the years ended December 31, 2019 and 2018 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle, other than, in the year ended December 31, 2019, to include an explanatory paragraph regarding substantial doubt as to the company’s ability to continue as a going concern.

During the years ended December 31, 2019 and December 31, 2018 and the subsequent interim period through April 13, 2020, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused PwC to make reference thereto in its reports on the company’s financial statements for such years. During the years ended December 31, 2019 and 2018 and the subsequent interim period through April 13, 2020, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), except for the material weakness identified in the company’s internal control over financial reporting related to ineffective design and maintenance of controls to verify the proper presentation and disclosure of the interim and annual consolidated financial statements. The material weakness described above was remediated as of December 31, 2019.

Pursuant to Item 304(a)(3) of Regulation S-K, the company provided PwC with a copy of the disclosures it is making herein and requested that PwC furnish the company with a letter addressed to the SEC stating whether PwC agrees with the above statements. A copy of such letter, dated April 17, 2020, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On April 17, 2020, the accounting firm of Grant Thornton LLP (“GT”) was engaged by the Audit Committee as the company’s new independent registered public accounting firm to perform independent audit services for the company for the fiscal year ending December 31, 2020 (including regarding the company's quarterly period ending March 31, 2020), effective immediately.

During the fiscal years ended December 31, 2019 and December 31, 2018 and through the subsequent interim period as of April 17, 2020, neither the company, nor any party on behalf of the company, consulted with GT regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the audit opinion that might be rendered regarding the company's consolidated financial statements, and no written report or oral advice was provided to the company by GT that was an important factor considered by the company in deciding on any accounting, auditing or financial reporting issue, or (ii) any matter subject to any “disagreement” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated April 17, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unit Corporation

Date: April 17, 2020	By:	/s/ Mark E. Schell
Mark E. Schell Senior Vice President, Secretary & General Counsel